Exhibit 99.4

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Michael J. Post, President, Treasurer and Chief Executive Officer of Gasel Transportation Lines Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.           The Quarterly Report on Form 10-QSB of the Registrant for the period ended March 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 19, 2003	By:	/s/ Michael J. Post
Michael J. Post
President, Treasurer & Chief Executive Officer